Exhibit 99.1

PRESS RELEASE

FTAI Reports Second Quarter 2020 Results, Dividend of $0.33 per Common Share

NEW YORK, [July 30, 2020] – Fortress Transportation and Infrastructure Investors LLC (NYSE:FTAI) (the “Company” or “FTAI”) today reported financial results for the second quarter 2020. The Company’s consolidated comparative financial statements and key performance measures are attached as an exhibit to this press release.

Financial Overview

(in thousands, except per share data)
Selected Financial Results	Q2’20
Net Cash Provided by Operating Activities	$56,458
Net Loss Attributable to Shareholders	$(15,695)
Basic and Diluted Loss per Common Share	$(0.18)

Funds Available for Distribution (“FAD”) (1)	$47,309
Adjusted EBITDA(1)	$66,472

(1)  For definitions and reconciliations of non-GAAP measures, please refer to the exhibit to this press release.

For the second quarter of 2020, total FAD was $47.3 million. This amount includes $82.1 million from our aviation leasing portfolio, offset by $(6.7) million from our infrastructure business and $(28.1) million from corporate and other.

Second Quarter 2020 Dividends

On July 30, 2020, the Company’s Board of Directors (the “Board”) declared a cash dividend on its common shares of $0.33 per share for the quarter ended June 30, 2020, payable on August 31, 2020 to the holders of record on August 17, 2020.

Additionally, on July 30, 2020, the Board declared cash dividends on its Fixed-to-Floating Rate Series A Cumulative Perpetual Redeemable Preferred Shares (“Series A Preferred Shares”) and Fixed-to-Floating Rate Series B Cumulative Perpetual Redeemable Preferred Shares (“Series B Preferred Shares”) of $0.51563 and $0.50000 per share, respectively, for the quarter ended June 30, 2020, payable on September 15, 2020 to the holders of record on September 1, 2020.

Additional Information

For additional information that management believes to be useful for investors, please refer to the presentation posted on the Investor Relations section of the Company’s website, www.ftandi.com, and the Company’s Quarterly Report on Form 10-Q, when available on the Company’s website. Nothing on the Company’s website is included or incorporated by reference herein.

Conference Call

The Company will host a conference call on Friday, July 31, 2020 at 8:00 A.M. Eastern Time. The conference call may be accessed by dialing (877) 447-5636 (from within the U.S.) or (615) 247-0080 (from outside of the U.S.) ten minutes prior to the scheduled start of the call; please reference "FTAI Second Quarter 2020 Earnings Call." A simultaneous webcast of the conference call will be available to the public on a listen-only basis at www.ftandi.com.

Following the call, a replay of the conference call will be available after 12:00 P.M. on Friday, July 31, 2020 through midnight Friday, August 7, 2020 at (855) 859-2056 (from within the U.S.) or (404) 537-3406 (from outside of the U.S.), Passcode: 2065269.

About Fortress Transportation and Infrastructure Investors LLC

Fortress Transportation and Infrastructure Investors LLC owns and acquires high quality infrastructure and equipment that is essential for the transportation of goods and people globally. FTAI targets assets that, on a combined basis, generate strong and stable cash flows with the potential for earnings growth and asset appreciation. FTAI is externally managed by an affiliate of Fortress Investment Group LLC, a leading, diversified global investment firm.

Cautionary Note Regarding Forward-Looking Statements

Certain statements in this press release may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.  These statements are based on management's current expectations and beliefs and are subject to a number of trends and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements, many of which are beyond the Company’s control. The Company can give no assurance that its expectations will be attained and such differences may be material. Accordingly, you should not place undue reliance on any forward-looking statements contained in this press release. For a discussion of some of the risks and important factors that could affect such forward-looking statements, see the sections entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Company’s most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, which are available on the Company’s website (www.ftandi.com). In addition, new risks and uncertainties emerge from time to time, and it is not possible for the Company to predict or assess the impact of every factor that may cause its actual results to differ from those contained in any forward-looking statements. Such forward-looking statements speak only as of the date of this press release. The Company expressly disclaims any obligation to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in the Company's expectations with regard thereto or change in events, conditions or circumstances on which any statement is based. This release shall not constitute an offer to sell or the solicitation of an offer to buy any securities.

For further information, please contact:

Alan Andreini
Investor Relations
Fortress Transportation and Infrastructure Investors LLC
(212) 798-6128
aandreini@fortress.com

Withholding Information for Withholding Agents

This announcement is intended to be a qualified notice as provided in the Internal Revenue Code (the “Code”) and the Regulations thereunder. For U.S. federal income tax purposes, the common dividend and the Series A Preferred and Series B Preferred dividends declared in July 2020 will be treated as a partnership distribution and guaranteed payments, respectively.  For U.S. tax withholding purposes, the per share distribution components are as follows:

Common Distribution Components
Non-U.S. Long Term Capital Gain	$—
U.S. Portfolio Interest Income(1)	$0.14500
U.S. Dividend Income(2)	$—
Income Not from U.S. Sources(3)	$0.18500
U.S. Long Term Capital Gain (4)	$—
Distribution Per Share	$0.33000

Series A Preferred Distribution Components
Guaranteed Payments(5)	$0.51563
Distribution Per Share	$0.51563

Series B Preferred Distribution Components
Guaranteed Payments(5)	$0.50000
Distribution Per Share	$0.50000

(1)	Eligible for the U.S. portfolio interest exemption for any holder not considered a 10-percent shareholder under §871(h)(3)(B) of the Code.

(2)	This income is subject to withholding under §1441 or §1442 of the Code.

(3)	This income is not subject to withholding under §1441, §1442 or §1446 of the Code.

(4)
U.S. Long Term Capital Gain attributable to the sale of a U.S. Real Property Holding Corporation. As a result, the gain will be treated as income that is effectively connected with a U.S. trade or business and be subject to withholding.

(5)	Brokers and nominees should treat this income as subject to withholding under §1441 or §1442 of the Code.

For U.S. shareholders: In computing your U.S. federal taxable income, you should not rely on this qualified notice, but should generally take into account your allocable share of the Company’s taxable income as reported to you on your Schedule K-1.

Exhibit - Financial Statements

FORTRESS TRANSPORTATION AND INFRASTRUCTURE INVESTORS LLC
CONSOLIDATED STATEMENTS OF OPERATIONS (Unaudited)
(Dollar amounts in thousands, except per share data)

	Three Months Ended June 30,		Six Months Ended June 30,
	2020	2019	2020	2019
Revenues
Equipment leasing revenues	$79,834	$79,200	$166,283	$151,652
Infrastructure revenues	14,475	70,648	40,866	113,090
Total revenues	94,309	149,848	207,149	264,742
Expenses
Operating expenses	24,572	85,783	58,016	140,093
General and administrative	4,388	3,551	9,051	7,735
Acquisition and transaction expenses	3,661	2,308	6,855	3,782
Management fees and incentive allocation to affiliate	4,756	5,710	9,522	9,548
Depreciation and amortization	41,720	42,052	83,917	80,915
Asset impairment	10,476	—	10,476	—
Interest expense	21,794	25,394	44,655	46,128
Total expenses	111,367	164,798	222,492	288,201
Other (expense) income
Equity in losses of unconsolidated entities	(3,209)	(169)	(2,944)	(553)
Gain (loss) on sale of assets, net	768	22,622	(1,051)	24,340
Loss on extinguishment of debt	—	—	(4,724)	—
Interest income	22	240	63	331
Other (expense) income	(1)	4,937	32	2,334
Total other (expense) income	(2,420)	27,630	(8,624)	26,452
(Loss) income from continuing operations before income taxes	(19,478)	12,680	(23,967)	2,993
Benefit from income taxes	(3,750)	(2,328)	(3,848)	(2,061)
Net (loss) income from continuing operations	(15,728)	15,008	(20,119)	5,054
Net income from discontinued operations, net of income taxes	—	785	1,331	943
Net (loss) income	(15,728)	15,793	(18,788)	5,997
Less: Net (loss) income attributable to non-controlling interests in consolidated subsidiaries:
Continuing operations	(4,112)	(4,580)	(8,848)	(7,940)
Discontinued operations	—	41	—	(15)
Dividends on preferred shares	4,079	—	8,618	—
Net (loss) income attributable to shareholders	$(15,695)	$20,332	$(18,558)	$13,952

(Loss) earnings per share:
Basic
Continuing operations	$(0.18)	$0.23	$(0.23)	$0.15
Discontinued operations	$—	$0.01	$0.02	$0.01
Diluted
Continuing operations	$(0.18)	$0.23	$(0.23)	$0.15
Discontinued operations	$—	$0.01	$0.02	$0.01
Weighted average shares outstanding:
Basic	86,009,959	85,987,769	86,009,029	85,987,115
Diluted	86,009,959	85,989,029	86,009,029	85,987,115

FORTRESS TRANSPORTATION AND INFRASTRUCTURE INVESTORS LLC
CONSOLIDATED BALANCE SHEETS (Unaudited)
(Dollar amounts in thousands, except per share data)

	(Unaudited) June 30, 2020	December 31, 2019
Assets
Cash and cash equivalents	$50,870	$226,512
Restricted cash	49,178	16,005
Accounts receivable, net	62,966	49,470
Leasing equipment, net	1,769,799	1,707,059
Operating lease right-of-use assets, net	62,816	37,466
Finance leases, net	7,657	8,315
Property, plant, and equipment, net	849,129	732,109
Investments	175,872	180,550
Intangible assets, net	23,720	27,692
Goodwill	122,735	122,639
Other assets	112,752	129,105
Total assets	$3,287,494	$3,236,922

Liabilities
Accounts payable and accrued liabilities	$108,360	$144,855
Debt, net	1,602,304	1,420,928
Maintenance deposits	185,332	208,944
Security deposits	38,795	45,252
Operating lease liabilities	62,436	36,968
Other liabilities	38,776	41,118
Total liabilities	$2,036,003	$1,898,065

Commitments and contingencies

Equity
Common shares ($0.01 par value per share; 2,000,000,000 shares authorized; 85,610,800 and 84,917,448 shares issued and outstanding as of June 30, 2020 and December 31, 2019, respectively)	$856	$849
Preferred shares ($0.01 par value per share; 200,000,000 shares authorized; 8,050,000 and 8,050,000 shares issued and outstanding as of June 30, 2020 and December 31, 2019, respectively)	81	81
Additional paid in capital	1,109,631	1,110,122
Retained earnings	115,113	190,453
Accumulated other comprehensive (loss) income	(2,982)	372
Shareholders' equity	1,222,699	1,301,877
Non-controlling interest in equity of consolidated subsidiaries	28,792	36,980
Total equity	1,251,491	1,338,857
Total liabilities and equity	$3,287,494	$3,236,922

FORTRESS TRANSPORTATION AND INFRASTRUCTURE INVESTORS LLC
CONSOLIDATED STATEMENTS OF CASH FLOWS (Unaudited)
(Dollar amounts in thousands, unless otherwise noted)

	Six Months Ended June 30,
	2020	2019
Cash flows from operating activities:
Net (loss) income	$(18,788)	$5,997
Adjustments to reconcile net (loss) income to net cash (used in) provided by operating activities:
Equity in losses of unconsolidated entities	2,944	553
Gain on sale of subsidiaries	(1,331)	—
Loss (gain) on sale of assets, net	1,051	(24,355)
Security deposits and maintenance claims included in earnings	2,951	(2,869)
Loss on extinguishment of debt	4,724	—
Equity-based compensation	702	928
Depreciation and amortization	83,917	82,133
Asset impairment	10,476	—
Change in current and deferred income taxes	(4,506)	(2,655)
Change in fair value of non-hedge derivative	181	(250)
Amortization of lease intangibles and incentives	13,488	17,288
Amortization of deferred financing costs	4,010	4,043
Bad debt expense	1,761	3,062
Other	759	547
Change in:
Accounts receivable	(24,140)	(14,675)
Other assets	6,210	(13,105)
Accounts payable and accrued liabilities	(18,894)	8,661
Management fees payable to affiliate	(20,987)	871
Other liabilities	124	(8,062)
Net cash provided by operating activities	44,652	58,112

Cash flows from investing activities:
Investment in unconsolidated entities	(2,514)	—
Principal collections on finance leases	3,320	2,996
Acquisition of leasing equipment	(206,299)	(209,171)
Acquisition of property, plant and equipment	(130,073)	(159,252)
Acquisition of lease intangibles	1,997	623
Purchase deposits for acquisitions	(4,590)	(33,637)
Proceeds from sale of leasing equipment	37,687	71,497
Proceeds from sale of property, plant and equipment	—	7
Return of capital distributions from unconsolidated entities	—	1,280
Return of deposit on sale of engine	2,350	—
Net cash used in investing activities	$(298,122)	$(325,657)

Cash flows from financing activities:
Proceeds from debt	$458,981	$529,477
Repayment of debt	(275,991)	(128,835)
Payment of deferred financing costs	(12,629)	(32,443)
Receipt of security deposits	853	3,475
Return of security deposits	(3,815)	(233)
Receipt of maintenance deposits	18,499	28,903
Release of maintenance deposits	(9,185)	(22,493)
Issuance costs of preferred shares	(267)	—
Purchase of non-controlling interest	(45)	—
Cash dividends - common shares	(56,782)	(56,767)
Cash dividends - preferred shares	(8,618)	—
Net cash provided by financing activities	$111,001	$321,084

Net (decrease) increase in cash and cash equivalents and restricted cash	(142,469)	53,539
Cash and cash equivalents and restricted cash, beginning of period	242,517	120,837
Cash and cash equivalents and restricted cash, end of period	$100,048	$174,376

Key Performance Measures

The Chief Operating Decision Maker (“CODM”) utilizes Adjusted EBITDA as our key performance measure.

Adjusted EBITDA provides the CODM with the information necessary to assess operational performance, as well as make resource and allocation decisions. Adjusted EBITDA is defined as net income (losses) attributable to shareholders from continuing operations, adjusted (a) to exclude the impact of provision for income taxes, equity-based compensation expense, acquisition and transaction expenses, losses on the modification or extinguishment of debt and capital lease obligations, changes in fair value of non-hedge derivative instruments, asset impairment charges, incentive allocations, depreciation and amortization expense, and interest expense, (b) to include the impact of our pro-rata share of Adjusted EBITDA from unconsolidated entities, and (c) to exclude the impact of equity in earnings (losses) of unconsolidated entities and the non-controlling share of Adjusted EBITDA.

The following table sets forth a reconciliation of net (loss) income attributable to shareholders from continuing operations to Adjusted EBITDA for the three and six months ended June 30, 2020 and 2019:

	Three Months Ended June 30,		Six Months Ended June 30,
(in thousands)	2020	2019	2020	2019
Net (loss) income attributable to shareholders from continuing operations	$(15,695)	$19,588	$(19,889)	$12,994
Add: Benefit from income taxes	(3,750)	(2,328)	(3,848)	(2,061)
Add: Equity-based compensation expense	411	579	702	761
Add: Acquisition and transaction expenses	3,661	2,308	6,855	3,782
Add: Losses on the modification or extinguishment of debt and capital lease obligations	—	—	4,724	—
Add: Changes in fair value of non-hedge derivative instruments	—	(3,470)	181	(250)
Add: Asset impairment charges	10,476	—	10,476	—
Add: Incentive allocations	—	2,211	—	2,373
Add: Depreciation and amortization expense (1)	48,341	51,006	97,405	98,203
Add: Interest expense	21,794	25,394	44,655	46,128
Add: Pro-rata share of Adjusted EBITDA from unconsolidated entities (2)	126	24	(287)	(94)
Less: Equity in losses of unconsolidated entities	3,209	169	2,944	553
Less: Non-controlling share of Adjusted EBITDA (3)	(2,101)	(2,785)	(5,451)	(4,938)
Adjusted EBITDA (non-GAAP)	$66,472	$92,696	$138,467	$157,451

(1)
Includes the following items for the three months ended June 30, 2020 and 2019: (i) depreciation and amortization expense of $41,720 and $42,052, (ii) lease intangible amortization of $931 and $2,202 and (iii) amortization for lease incentives of $5,690 and $6,752, respectively. Includes the following items for the six months ended June 30, 2020 and 2019: (i) depreciation and amortization expense of $83,917 and $80,915, (ii) lease intangible amortization of $2,063 and $4,664 and (iii) amortization for lease incentives of $11,425 and $12,624, respectively.

(2)
Includes the following items for the three months ended June 30, 2020 and 2019: (i) net loss of $(3,226) and $(276), (ii) interest expense of $446 and $34, (iii) depreciation and amortization expense of $1,446 and $266, (iv) acquisition and transaction expenses of $531 and $0 and (v) changes in fair value of non-hedge derivatives of $929 and $0, respectively. Includes the following items for the six months ended June 30, 2020 and 2019: (i) net loss of $(3,003) and $(696), (ii) interest expense of $481 and $70, (iii) depreciation and amortization expense of $2,408 and $532, (iv) acquisition and transaction expenses of $612 and $0 and (v) changes in fair value of non-hedge derivatives of $(785) and $0, respectively.

(3)
Includes the following items for the three months ended June 30, 2020 and 2019: (i) equity-based compensation of $52 and $98, (ii) provision for income taxes of $15 and $8, (iii) interest expense of $512 and $1,100, (iv) depreciation and amortization expense of $1,522 and $1,282 and (v) changes in fair value of non-hedge derivative instruments of $0 and $297, respectively. Includes the following items for the six months ended June 30, 2020 and 2019: (i) equity based compensation of $99 and $119, (ii) provision for income taxes of $43 and $26, (iii) interest expense of $1,231 and $1,945, (iv) depreciation and amortization expense of $3,048 and $2,372, (v) changes in fair value of non-hedge derivative instruments of $38 and $476 and (vi) loss on extinguishment of debt of $992 and $0, respectively.

The Company uses Funds Available for Distribution (“FAD”) in evaluating its ability to meet its stated dividend policy. FAD is not a financial measure in accordance with GAAP. The GAAP measure most directly comparable to FAD is net cash provided by operating activities. The Company believes FAD is a useful metric for investors and analysts for similar purposes.

The Company defines FAD as: Net Cash Provided by Operating Activities plus principal collections on finance leases, proceeds from sale of assets, and return of capital distributions from unconsolidated entities, less required payments on debt obligations and capital distributions to non-controlling interest, and excluding changes in working capital.

The following table sets forth a reconciliation of Net Cash Provided by Operating Activities to FAD for the six months ended June 30, 2020 and 2019:

	Six Months Ended June 30,
(in thousands)	2020	2019
Net Cash Provided by Operating Activities	$44,652	$58,112
Add: Principal Collections on Finance Leases	3,320	2,996
Add: Proceeds from Sale of Assets	37,687	71,504
Add: Return of Capital Distributions from Unconsolidated Entities	—	1,280
Less: Required Payments on Debt Obligations (1)	—	(3,125)
Less: Capital Distributions to Non-Controlling Interest	—	—
Exclude: Changes in Working Capital	57,687	26,310
Funds Available for Distribution (FAD)	$143,346	$157,077

(1)
Required payments on debt obligations for the six months ended June 30, 2020 exclude repayments of $144,200 for the Series 2016 Bonds, $50,262 for the Jefferson Revolver, $45,520 for the Series 2012 Bonds and $36,009 for the FTAI Pride Credit Agreement and for the six months ended June 30, 2019 exclude repayments of $115,000 for the Revolving Credit Facility and $10,710 for the CMQR Credit Agreement.

The following tables set forth a reconciliation of Net Cash Provided by Operating Activities to FAD for the three months ended June 30, 2020:

	Three Months Ended June 30, 2020
(in thousands)	Equipment Leasing	Infrastructure	Corporate and Other	Total
Funds Available for Distribution (FAD)	$82,142	$(6,681)	$(28,152)	$47,309
Less: Principal Collections on Finance Leases				(3,000)
Less: Proceeds from Sale of Assets				(9,119)
Less: Return of Capital Distributions from Unconsolidated Entities				—
Add: Required Payments on Debt Obligations				—
Add: Capital Distributions to Non-Controlling Interest				—
Include: Changes in Working Capital				21,268
Net Cash Provided by Operating Activities				$56,458

The following tables set forth a reconciliation of Net Cash Provided by Operating Activities to FAD for the six months ended June 30, 2020:

	Six Months Ended June 30, 2020
(in thousands)	Equipment Leasing	Infrastructure	Corporate and Other	Total
Funds Available for Distribution (FAD)	$203,396	$(4,978)	$(55,072)	$143,346
Less: Principal Collections on Finance Leases				(3,320)
Less: Proceeds from Sale of Assets				(37,687)
Less: Return of Capital Distributions from Unconsolidated Entities				—
Add: Required Payments on Debt Obligations				—
Add: Capital Distributions to Non-Controlling Interest				—
Include: Changes in Working Capital				(57,687)
Net Cash Provided by Operating Activities				$44,652

FAD is subject to a number of limitations and assumptions and there can be no assurance that the Company will generate FAD sufficient to meet its intended dividends. FAD has material limitations as a liquidity measure of the Company because such measure excludes items that are required elements of the Company’s net cash provided by operating activities as described below. FAD should not be considered in isolation nor as a substitute for analysis of the Company’s results of operations under GAAP, and it is not the only metric that should be considered in evaluating the Company’s ability to meet its stated dividend policy. Specifically:

●
FAD does not include equity capital called from the Company’s existing limited partners, proceeds from any debt issuance or future equity offering, historical cash and cash equivalents and expected investments in the Company’s operations.

●	FAD does not give pro forma effect to prior acquisitions, certain of which cannot be quantified.

●
While FAD reflects the cash inflows from sale of certain assets, FAD does not reflect the cash outflows to acquire assets as the Company relies on alternative sources of liquidity to fund such purchases.

●
FAD does not reflect expenditures related to capital expenditures, acquisitions and other investments as the Company has multiple sources of liquidity and intends to fund these expenditures with future incurrences of indebtedness, additional capital contributions and/or future issuances of equity.

●	FAD does not reflect any maintenance capital expenditures necessary to maintain the same level of cash generation from our capital investments.

●
FAD does not reflect changes in working capital balances as management believes that changes in working capital are primarily driven by short term timing differences, which are not meaningful to the Company’s distribution decisions.

●	Management has significant discretion to make distributions, and the Company is not bound by any contractual provision that requires it to use cash for distributions.

If such factors were included in FAD, there can be no assurance that the results would be consistent with the Company’s presentation of FAD.